                                                                    EXHIBIT. 1.1

                    NATIONS MORTGAGE SECURITIES CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199__
                            CLASS ____ CERTIFICATES

                             UNDERWRITING AGREEMENT
                                                          ___________  ___, 199_

[Underwriter]
[Address]

          Re:  Nations Mortgage Securities Corporation
          Mortgage Pass-Through Certificates, Series 199 -
          ------------------------------------------------

Ladies and Gentlemen:

Pursuant to this Underwriting Agreement (this "Agreement"), Nations Mortgage
                                               ---------
Securities Corporation, a Delaware corporation (the "Company"), proposes to
                                                     -------
sell to the addressee hereof (the "Underwriter"), the principal amount of the
                                   -----------
securities identified in Schedule I hereto (the "Securities"), to be issued
                                                 ----------
under a pooling and servicing agreement (the "Pooling Agreement") to be dated as
                                              -----------------
of _______ 1, 199__, among the Company, as depositor (the "Depositor"),
                                                           ---------
_____________________________, as servicer (the "Servicer"), and
                                                 --------
________________________________, as trustee (the "Trustee").  Capitalized terms
                                                   -------
used and not otherwise defined herein have the respective meanings ascribed to such terms in the Pooling Agreement.

          1.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to, and agrees with, the Underwriter that:

               (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the
                                                  ---
     Securities and Exchange Commission (the "Commission") a registration
                                              ----------
     statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised the Underwriter of all further information with respect to the Company and the Securities to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement;"
                                                        ----------------------
     such prospectus in the form in which it appears in
     the Registration Statement is hereinafter called the "Basic Prospectus;"
                                                           ----------------
     and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final
                                                               -----
     Prospectus." Any preliminary form of the Final Prospectus which has
     ----------
     heretofore been filed pursuant to Rule 424 hereinafter is called the "Preliminary Final Prospectus." Any reference herein to the Registration
      ----------------------------
     Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than any information contained in any Current Report
      ------------
     (as defined in Section 5(b) below) filed pursuant to Section 5(b) hereof or pursuant to any other underwriting agreement entered into by the Company, on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference other than any information contained in any Current Report filed pursuant to Section 5(b) hereof or pursuant to any other underwriting agreement entered into by the Company.

               (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder, (ii) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus or (B) any Current Report filed pursuant to Section 5(b) hereof.

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               (c)  The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement and the Pooling Agreement.

               (d) The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Basic Prospectus or for any additional information or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement.

               (e) This Agreement has been duly authorized, executed and delivered by the Company, and the Pooling Agreement, when delivered by the Company, will have been duly authorized, executed and delivered by the Company, and will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          2.   Purchase and Sale.  Subject to the terms and conditions and in
               -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the purchase price set forth on Schedule I hereto, the principal amount of each class of the Securities set forth on Schedule I hereto.

          3.   Delivery and Payment.  Delivery of and payment for the Securities
               --------------------
shall be made at the office, on the date and at the time specified on Schedule I hereto, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time of delivery and payment for the Securities being herein referred to as the "Closing Date"). Delivery of the
                                            ------------
Securities shall be made to the Underwriter against payment by the Underwriter of the purchase price thereof in the manner set forth on Schedule I hereto. If
Schedule I indicates that the Securities are to be issued in book-entry form, delivery of the Securities shall be made through the facilities of the depository or depositories set forth on Schedule I. Alternatively, physical certificates for the Securities shall be registered in such names and in such denominations as the Underwriter may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Securities available for inspection, checking and, in the case of physical certificates, packaging by the Underwriter in New York, New York, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

          4.   Representations, Warranties and Agreements of the Underwriter.
               -------------------------------------------------------------
The Underwriter represents and warrants to, and agrees with, the Company that it proposes to

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offer the Securities for sale to the public as set forth in the Final
Prospectus, and all offers and sales of the Securities made by it shall be so made in compliance with all applicable laws and regulations.

          5.   Agreements of the Company.  The Company agrees with the
               -------------------------
Underwriter that:

               (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished the Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be submitted to the Commission for filing pursuant to Rule 424 and will cause the Final Prospectus to be filed with the Commission pursuant to said Rule. The Company will advise the Underwriter promptly (i) when the Final Prospectus shall have been submitted to the Commission for filing pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information relating to the Securities, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order described in clause (iv) of the preceding sentence and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) The Company will cause or, if appropriate, will have caused any Computational Materials, Collateral Term Sheets and ABS Term Sheets (each as defined in Section 10 below) with respect to the Securities which are delivered by the Underwriter to the Company pursuant to or as contemplated by Section 10 to be filed with the Commission on a Current Report on Form 8-K (the "Current Report") pursuant to Rule 13a-11 under the
                              --------------
     Exchange Act not later than, in each such case, the business day immediately following the day on which such Computational Materials, Collateral Term Sheets or ABS Term Sheets are delivered to counsel for the Company by the Underwriter as provided in Section 10, and will promptly advise the Underwriter when each such Current Report has been so filed. Notwithstanding the preceding sentences, the Company shall have no obligation to file materials provided by the Underwriter pursuant to or as contemplated by Section 10 which, in the reasonable determination of the Company after making reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the No-Action Letters (as defined in Section 10 below), or which contain erroneous information or contain any untrue statement of a material fact or, which, when read in conjunction with the Final Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Collateral Term Sheets or ABS Term Sheets provided by the Underwriter to the Company pursuant to Section 10 hereof.

               (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its best efforts to cause any required post-effective amendment to the Registration Statement containing such amendment to be made effective as soon as possible.

               (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, executed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus relating to the Securities by the Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing all documents relating to the initial offering of the Securities, provided that any additional expenses incurred in connection with the requirement of delivery of a market-making prospectus will be borne by the Underwriter.

               (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company shall not be
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     required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          6.   Conditions to the Obligations of the Underwriter.  The obligation
               ------------------------------------------------
of the Underwriter to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the

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Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission within the time period prescribed by the Commission.

               (b) The Company shall have furnished to the Underwriter the opinion of [Cadwalader, Wickersham & Taft] [Kennedy Covington Lobdell & Hickman, L.L.P.], counsel for the Company, dated the Closing Date, to the effect of paragraphs (iv), (vii), (viii), (x) and (xiv) below, and the opinion of [ ] special counsel to the Company, dated the Closing Date, to the effect of paragraphs (i), (ii), (iii), (v), (vi), (ix), (xi), (xii) and
     (xiii) below:

                    (i) the Company is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and conduct its business currently conducted;

                    (ii)   the Company has no subsidiaries;

                    (iii) the Company is not required to be qualified or licensed to do business as a foreign corporation in any jurisdiction;

                    (iv) assuming that the Securities are rating at the time of transfer to the Underwriter in one of the two highest rating categories by a nationally recognized statistical rating organization, each such Security at such time will be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act;

                    (v) the Pooling Agreement has been duly authorized, executed and delivered by the Company;

                    (vi) the Securities have been duly authorized by the Company;

                    (vii) upon due authorization, execution and delivery by the parties thereto, the Pooling Agreement will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to creditors' rights generally, and to general principles of equity including principles of commercial reasonableness, good faith and fair dealing

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          (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

                    (viii) the Securities, when duly executed, authenticated and delivered in the manner contemplated in the Pooling Agreement and paid for by the Underwriter pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling Agreement;

                    (ix) to the knowledge of such counsel, there is no legal or governmental action, investigation or proceeding pending or threatened against the Company (a) asserting the invalidity of this Agreement, the Pooling Agreement or the Certificates, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated hereby or (c) which would materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling Agreement or the Certificates;

                    (x) the Registration Statement has become effective under the Act; to the knowledge of such counsel (a) no stop order suspending the effectiveness of the Registration Statement with respect to the Securities has been issued and no proceedings for that purpose have been instituted or are pending or are threatened under the Act; and
          (b) the Registration Statement, as of its effective date, and the Final Prospectus, as of the date thereof, and each revision or amendment thereof or supplement thereto relating to the Securities, as of its effective date, appeared on their respective faces to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates; and, as of the date of the Final Prospectus, the statements set forth in the Final Prospectus under the headings "ERISA Considerations" and "Federal Income Tax Consequences" were, to the extent that they summarize matters of federal law or legal conclusions, correct in all material respects;

                    (xi) this Agreement has been duly authorized, executed and delivered by the Company;

                    (xii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals (specified in such opinion) as have been obtained;

                    (xiii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or, to the best knowledge of such counsel, the terms of any indenture or other agreement or instrument known to such counsel and to which the Company is a party or by which it is bound, or any order or regulation known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company; and

                    (xiv) the Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended and the Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

               Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling Agreement. Such opinion may be qualified as an opinion only on the laws of the State of New York, the laws of each state in which the writer of the opinion is admitted to practice law and the Federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to the Underwriter.

               (c) The Company shall have furnished to the Underwriter a letter, dated the Closing Date, of [Cadwalader, Wickersham & Taft] [Kennedy Covington Lobdell & Hickman, L.L.P.], counsel to the Company, to the effect that in the course of such counsel's review of the Registration Statement and the Final Prospectus and discussion of the same with certain officers of the Company and its auditors, no facts came to the attention of such counsel that caused such counsel to believe that the Registration Statement, as of its effective date, or the Final Prospectus, as of the date, or any revision or amendment thereof or supplement thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Final Prospectus, or any revision or amendment thereof or supplement thereto filed prior to the date of such opinion, as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to any financial statements or other financial, numerical or statistical data contained in the Registration Statement or the Final Prospectus or any material incorporated by reference in the Registration Statement or the Prospectus.

               (d) The Underwriter shall have received copies, addressed to it or on which it is entitled to rely, of opinions of counsel furnished to the rating agencies rating the Securities as set forth on Schedule I hereto (the "Rating Agencies").
           ---------------

               (e) The Company shall have furnished to the Underwriter a certificate of the Company, signed by an authorized officer thereof, and dated the Closing Date, to the effect that the signer(s) of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that to the best of his or her knowledge:

                    (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or threatened; and

                    (iii) since the respective dates as of which information is given in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

               (f) On the date hereof, Price Waterhouse, LLP and/or any other firm of certified independent public accountants acceptable to the Underwriter shall have furnished to the Underwriter a letter, dated the date hereof, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Final Prospectus as the Underwriter may reasonably request and as are agreed to by such accountants, compared the results of their calculations to the corresponding items in the Final Prospectus, and found each such number and percentage set forth in the Final Prospectus to be in agreement with the results of such calculations. To the extent historical financial information with respect to the Company and/or historical financial, delinquency or related information with respect to one or more servicers is included in the Final Prospectus, such letter or letters shall also relate to such information.

               (g) The Securities shall have received the rating or ratings from the Rating Agencies as set forth on Schedule I hereto.

               (h) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates, opinions and documents as the Underwriter may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph and confirmed in writing.

          7.   Reimbursement of Underwriter's Expenses.  If the sale of the
               ---------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 3 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.
               --------------------------------

               (a) The Company agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages, liabilities and actions, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law, in equity or otherwise, insofar as such losses, claims, damages or liabilities (or actions or cost of investigation in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon any omission or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal and other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
                                                        --------  -------
     (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) directly from an error (a "Collateral Error")
                                                             ----------------
     in the information concerning the Mortgage Loans furnished by the Company to the Underwriter in writing or by electronic transmission that was used in the preparation of any Computational Materials, Collateral Term Sheets or ABS Term Sheets included in such Current Report (or amendment or supplement thereof), (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) if the person asserting any such loss, claim, damage or liability purchased the Securities from the Underwriter did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented and is found by a court of law or equity to have caused the loss), and (iii) such indemnity with respect to any Collateral Error shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) if the person asserting any loss, claim, damage or liability received any Computational Materials, Collateral Term Sheets or ABS Term Sheets from the Underwriter that were prepared on the basis of such Collateral Error, and, prior to the time of confirmation of the sale of the Securities to the person, the Company notified the Underwriter in writing of the Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any such case, a "Corrected Collateral Error"), and
                                            --------------------------
     the Underwriter failed to notify such person thereof or to deliver such person corrected Computational Materials, Collateral Term Sheets and/or ABS Term Sheets, as applicable. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to (A) written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity, or
     (B) any Computational Materials, Collateral Term Sheets or ABS Term Sheets furnished to the Company by the Underwriter pursuant to or as contemplated by Section 10 (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof resulting from any Collateral Error, other than a Corrected Collateral Error). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" or "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the documents referred to in the foregoing indemnity (other than the Computational Materials, Collateral Term Sheets and/or ABS Term Sheets furnished to the Company by the Underwriter).

               (c)  Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action or investigation, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided, that
                                                                --------
     the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any investigation is commenced by or against an indemnified party or any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to participate in the investigation and/or to assume the defense thereof, with counsel satisfactory to such indemnified party; provided,
                                                                   --------
     however, that if the defendants in any such investigation and/or action
     -------
     include or are likely to include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded at some point during the investigation and/or action that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to participate in the investigation and/or to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of subparagraph (a) and the Company in the case of subparagraph
     (b), representing the indemnified parties under subparagraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

               (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or
     (b) of this Section 8 is due
     in accordance with its terms but is for any reason held by a court to be unavailable from the Company or the Underwriter on the grounds of policy or otherwise, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages, liabilities and actions (including legal and other fees, costs and expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Underwriter may be subject, as follows:

               (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials, Collateral Term Sheets or ABS Term Sheets, in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in
     Schedule I hereto and the Company is responsible for the balance; provided,
                                                                       --------
     however, that in no case shall the Underwriter be responsible under this
     -------
     subparagraph (i) for any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder; and

               (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials, Collateral Term Sheets or ABS Term Sheets, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials, Collateral Term Sheets or ABS Term Sheets results from information prepared by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

          9.  Representations and Indemnities to Survive.  The respective
              ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof and this Section 9 shall survive the termination or cancellation of this Agreement.

          10.  Computational Materials and ABS Term Sheets.
               -------------------------------------------

               (a) Not later than 10:30 a.m., New York City time, on a date no later than four business days before delivery of the Final Prospectus to the Underwriter, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in the Securities which constitute either (i) "Computational
                                                              -------------
     Materials" within the meaning of the no-action letter dated May 20, 1994
     ---------
     issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS
                                                   --------------            ---
     Term Sheets" within the meaning of the no-action letter dated February 17,
     -----------
     1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and together with the
                                         ----------
     Kidder Letters, the "No-Action Letters"), if the filing of such materials
                          -----------------
     with the Commission is a condition of the relief granted in such letters. In the case of any such materials that constitute "Collateral Term Sheets"
                                                        ----------------------
     within the meaning of the PSA Letter, if such Collateral Term Sheets have not previously been delivered to the Company as contemplated by Section 10(b)(i) below, five complete copies of such Collateral Term Sheets shall be delivered by the Underwriter to the Company no later than 10:30 a.m., New York City time, on the first business day following the date on which such Collateral Term Sheets were initially provided to a potential investor. Each delivery of Computational Materials, Collateral Term Sheets and/or ABS Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 15 hereof and one copy of such materials to the Company.

               (b) The Underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, that:

                    (i) if the Underwriter has provided any Collateral Term Sheets to potential investors in the Securities prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case the Underwriter delivered four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 15 hereof and one copy of such materials to the Company no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

                    (ii) the Computational Materials (either in original, aggregated or consolidated form), Collateral Term Sheets and ABS Term Sheets furnished to the Company pursuant to Section 10(a) or as contemplated in Section 10(b)(i) constitute all of the materials relating to the Securities furnished by the Underwriter (whether in written, electronic or other format) to prospective investors in the Securities which are required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials, Collateral Term Sheets and ABS Term Sheets provided to potential investors in the Securities comply with the requirements of the No-Action Letters;

                    (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Securities referred to in Section 10(b)(ii) were last furnished to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this Section 10 and on the Closing Date, such Computational Materials, Collateral Term Sheets and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Final Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (iv) at the time any Computational Materials, Collateral Term Sheets or ABS Term Sheets with respect to the Securities were furnished to a prospective investor and on the date hereof, the Underwriter possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 10 and on the Closing Date, the Underwriter will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials, Collateral Term Sheets and/or ABS Term Sheets conform to the representations and warranties of the Underwriter contained in subparagraphs (ii) and
          (iii) above of this paragraph (b);

                    (v) all Computational Materials, Collateral Term Sheets and ABS Term Sheets with respect to the Securities furnished to potential investors contained and will contain a legend, prominently displayed on the first page thereof, to the effect that the Company has not prepared, reviewed or participated in the preparation of such Computational Materials, Collateral

          Term Sheets or ABS Term Sheets, is not responsible for the accuracy thereof and has not authorized the dissemination thereof;

                    (vi) all Collateral Term Sheets with respect to the Securities furnished to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Final Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

                    (vii) on and after the date hereof, the Underwriter shall not deliver or authorize the delivery of any Computational Materials, Collateral Term Sheets, ABS Term Sheets or other materials relating to the Securities (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Final Prospectus prior to or at the same time as the delivery of such Computational Materials, Collateral Term Sheets, ABS Term Sheets or other materials.

Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials, Collateral Term Sheets or ABS Term Sheets with respect to the Securities included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

               (c) The Underwriter acknowledges and agrees that the Company has not authorized and will not authorize the distribution of any Computational Materials, Collateral Term Sheets or ABS Term Sheets with respect to the Securities to any prospective investor, and agrees that any such Computational Materials, Collateral Term Sheets and/or ABS Term Sheets furnished to prospective investors shall include a disclaimer in the form set forth in paragraph (b)(v) above. The Underwriter agrees that it will not represent to potential investors that any Computational Materials, Collateral Term Sheets and/or ABS Term Sheets with respect to the Securities were prepared or disseminated on behalf of the Company.

               (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, it shall be necessary to amend or supplement the Final Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials, Collateral Term Sheets or ABS Term Sheets provided by the Underwriter pursuant to or as contemplated by this Section 10 or the omission to state therein a material fact required, when considered in conjunction with the Final Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Final Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Underwriter, at its expense, promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Final Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph (d)) or (ii) such filing is not required under the Act.

               (e) The Underwriter (at its own expense) further agree to provide to the Company any accountants' letters obtained relating to the Computational Materials, Collateral Term Sheets and/or ABS Term Sheets, which accountants' letters shall be addressed to the Company or shall state that the Company may rely thereon; provided, however, that the Underwriter
                                        --------  -------
     shall have no obligation to procure such letter.

          11.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or North Carolina authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities.

          12.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto, each person or entity, if any, who controls the Company or the Underwriter (within the meaning of either Section 15 of the Act, of Section 20 of the Exchange Act) and their respective successors, and assigns, and no other person will have any right or obligation hereunder.

          13.  APPLICABLE LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED
               --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          14.  Miscellaneous.
               -------------

          (a) This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

          (c) This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

          (d) The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          15.  Notices.  All communications hereunder will be in writing and
               -------
effective only upon receipt and, if sent to the Underwriter, will be delivered
to [                              ], Attention:  [                        ], or
if sent to the Company, will be delivered to the Company at 201 North Tryon Street, Charlotte, North Carolina 28202, in either case, with a copy to [
].

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriter.

                                 Very truly yours,

                                 NATIONS MORTGAGE SECURITIES

                                 CORPORATION

                                 By: _________________________________
                                     Name:
                                     Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified on
Schedule I hereto.

[UNDERWRITER]

By: _______________________________
    Name:
    Title:

                                  SCHEDULE I

                  Underwriting Agreement dated ______, 199__

Registration Statement No:
-------------------------

Underwriter:
-----------

Title, Purchase Price and Description of Securities:
---------------------------------------------------

     Title:  Nations Mortgage Securities Corporation
     -----
             Mortgage Pass-Through Certificates, Series 199__-__

          ===========================================================
                         Principal      Ratings by     Method of
               Class      Amount           and         Delivery
               -----      ------        ----------     ---------
          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------

          ===========================================================

Rating Agencies:
---------------

   ______________________________("_____"); ______________________. ("    ")

Closing Time, Date and Location:
-------------------------------

     10:00 A.M. on _______, 199__ at the offices of [                       ].

Depository:
----------

Purchase Price:  The Purchase Price for each Class of Securities will be ____%
--------------
                 of the principal amount thereof.

Payment Method:  Immediately available funds.
--------------